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                            WESTERN ASSET FUNDS, INC.
                        Western Asset Core Bond Portfolio

           Supplement to the Institutional and Financial Intermediary
                      Class Prospectus dated August 1, 2003

          This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated August 1, 2003 (the "Prospectus").

          The Prospectus is hereby amended as follows:

          Footnote ** on page 23 of the Prospectus is hereby replaced with the following:

          **The Manager is contractually obligated to limit Portfolio expenses, except with respect to the Institutional Class shares of the Western Asset Core Bond Portfolio, to the level shown through August 1, 2004. With respect to the Institutional Class shares of the Western Asset Core Bond Portfolio, the Manager is contractually obligated to limit expenses to 0.50% through August 1, 2004.


                   This supplement is dated September 18, 2003